================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           AML Communications, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

                      [LOGO OF AML COMMUNICATIONS, INC.]

                   Notice of Annual Meeting of Stockholders
                         to be held September 14, 2000

Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of AML Communications, Inc., which will be held on Thursday, September 14, 2000, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012.

At the Annual Meeting, stockholders will be asked to consider the following proposals:

     1. To elect two Class II directors as described in the accompanying Proxy Statement to hold office until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2. To approve the Second Amended and Restated 1995 Stock Incentive Plan reflecting an amendment to the Company's 1995 Amended and Restated Stock Incentive Plan to increase the number of shares subject thereto from 1,500,000 to 2,000,000.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 31, 2000 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the Record Date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours from August 31, 2000 until September 13, 2000, at the Company's offices located at 1000 Avenida Acaso, Camarillo, California.

All of the Company's stockholders are invited to attend the Annual Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU SEND IN YOUR PROXY TO THE MEETING.

                               By Order of the Board of Directors,

                               /s/ Scott T. Behan
                               Scott T. Behan
                               Secretary

Camarillo, California
August 1, 2000

                      [LOGO OF AML COMMUNICATIONS, INC.]

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                              September 14, 2000
                  Approximate date of mailing: August 1, 1999

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AML Communications, Inc. (the "Company" or "AML") of proxies for use at the 2000 Annual Meeting of Stockholders of AML Communications, Inc. (the "Annual Meeting") to be held on Thursday, September 14, 2000, at 10:00 a.m. at the principal executive office of the Company, 1000 Avenida Acaso, Camarillo, California 93012 and at any adjournment(s) or postponement(s) thereof.

                                 VOTING RIGHTS

Stockholders of record of AML as of the close of business on July 31, 2000 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. On July 13, 2000, AML had issued and outstanding 6,316,631 shares of Common Stock, $.01 par value (the "Common Stock"), the only class of voting securities outstanding. The Company owns 114,500 additional shares of treasury stock as a result of a stock buyback during the fiscal year 1999. The Company is not entitled to vote such shares, nor are they counted for quorum purposes.

Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum for transacting business. Abstentions are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

                        PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

                              TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates; and with respect to all other matters, whether the Proxy holder shall vote for or against or be without authority to vote on such matters.

The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted for the two nominees for director and for the approval of the Company's Second
                                  ---
Amended and Restated 1995 Stock Incentive Plan. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

The Company's principal executive offices are located at 1000 Avenida Acaso, Camarillo, California 93012 and its phone number is (805) 388-1345.

                            PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of July 31, 2000, by
(i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the two other most highly compensated officers (collectively, the "Named Executive Officers") and (iv) all Directors and executive officers as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

                                                   Amount and
                                                   Nature of          Percent of
                                                   Beneficial        Outstanding
                                                   Ownership            Common
Beneficial Owner                                of Common Stock       Stock (1)
----------------                                ---------------       ---------
Jacob Inbar (2)                                      952,967 (3)        14.7 %
Tiberiu Mazilu (2) (11)                              936,439 (4)        14.4 %
Scott T. Behan (2)                                   169,037 (5)         2.6 %
Kirk A. Waldron (2)                                   78,000 (6)           *
Richard W. Flatow (2)                                 33,750 (7)           *
David A. Derby (2)                                    30,000 (8)           *
Gerald M. Starek (2)                                  56,325 (9)           *
All current executive officers and directors
as a group (6 persons) (10)                        1,320,079 (10)       20.4%

*Represents less than 1%.

(1) Applicable percentage of ownership is based on 6,316,631 shares of Common Stock outstanding as of July 31, 2000, together with applicable options for such stockholder exercisable within 60 days, but not including 114,500 shares of treasury stock. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)  The address of such person is 1000 Avenida Acaso, Camarillo, California
     93012.

(3) All shares, other than option shares issuable pursuant to options, are held in the Inbar Trust U/A/D 3/13/90. Mr. Inbar and his wife, Catherine Inbar, are the trustees with shared voting power with respect to such shares.

(4) Includes 244,422 shares owned by Dr. Mazilu's minor child, beneficial ownership of which is expressly disclaimed by Dr. Mazilu.

(5) Includes 20,000 shares issuable pursuant to options exercisable within 60 days.

(6) Includes 77,500 shares issuable pursuant to options exercisable within 60 days.

(7) Includes 33,750 shares issuable pursuant to options exercisable within 60 days.

(8) Includes 30,000 shares issuable pursuant to options exercisable within 60 days.

(9) Includes 5,625 shares issuable pursuant to options exercisable within 60 days.

(10) Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of all current executive officers and directors as a group.

(11) Dr. Mazilu resigned his position as a Director, effective February 23, 1999. Pursuant to his employment agreement dated February 23, 1999, Dr. Mazilu resigned his position as an Officer of the Company effective February 23, 2000 but continues to serve as an employee of the Company. Effective February 23, 2000, Dr. Mazilu became a Senior Technical Fellow of the Company. Dr. Mazilu's shares are not included in the calculation of percentage ownership or total shares of the current executive officers and directors as a group.

                                Proposal No. 1
                             ELECTION OF DIRECTORS


The Board of Directors of the Company is divided into three classes, Class I, Class II and Class III, each serving for three-year terms, which are staggered to provide for the election of approximately one-third of the Board members each year. Two Class II directors are to be elected at the Annual Meeting to hold office until the 2003 Annual Meeting of Stockholders and until their successors have been elected and qualified. Each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors for the nominees set forth below. The Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting.

In the event that a nominee for director listed below should become unavailable for election for any reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, the nominees are and will be available to serve.

The following table sets forth the names and ages of the nominees for directors, and each other present director whose term of office does not expire in 2000, the year he was first elected as a director and his positions held with the Company.


Nominees for term expiring in 2003:

                                                                   Director       Term to
          Name              Age       Positions                     Since          Expire
          ----              ---       ---------                    --------       -------
Kirk A. Waldron             37        President, Chief               1999           2003
                                      Executive Officer and
                                      Director

David A. Derby              59        Director                       1995           2003



Directors whose terms expire in or after 2001 and who are not currently nominees for re-election:

Jacob Inbar                 51        Chairman of the Board          1986           2001

Gerald M. Starek            59        Director                       1999           2001

Scott T. Behan              39        Executive Vice  President,
                                      Engineering and Director       1999           2002

Richard W. Flatow           59        Director                       1995           2002

Background of the Nominees and Directors

  Kirk A. Waldron has been a Director, President and Chief Executive Officer of the Company since February, 1999. From 1996 up until his current appointment, Mr. Waldron served as the Company's Chief Financial Officer and in 1998 he was appointed as the Company's Chief Operating Officer. From 1994 to 1996, Mr. Waldron was Chief Financial Officer at Dynamotion/ATI Corp., a publicly held high-tech manufacturer of precision drilling equipment. Mr. Waldron holds a B.S. in Business Administration from the University of Southern California.

  David A. Derby has been a Director of the Company since December, 1995, and has been President, Chief Executive Officer and a Director of Datron Systems Incorporated (NASDAQ: DTSI), a manufacturer of radio and satellite communication systems and products, since May 1982. In April, 1998, Mr. Derby was elected Chairman of the Board of Datron Systems Incorporated.

  Jacob Inbar is a co-founder of the Company and has been a Director and Chairman of the Board since September, 1985. From 1986 to 1999, Mr. Inbar served as President and Chief Executive Officer of the Company. Mr. Inbar holds a B.S. in Electrical Engineering from Ben Gurion University, Israel and an M.B.A. from California Lutheran University.

  Gerald M. Starek has been a Director of the Company since March, 1999, and has served as a Director of Advanced Energy Industries, Inc. since 1998 (NASDAQ:
AEIS). Mr. Starek also serves on the Board of Directors of Intelligent Reasoning Systems, Inc. of Austin, Texas, since May 1999, and Supercritical Systems, Inc. of Fremont, California, since August 1999. Both companies are privately held. From 1993 to 1995, Mr. Starek served on the Board of Directors of Systems Chemistry, Inc., a privately held company that was purchased in 1995 by SubMicron Systems, Inc., Previously, Mr. Starek served as President, Chief Executive Officer and Chairman of the Silicon Valley Group, a supplier of automated wafer processing equipment for the semiconductor industry that he founded in 1977.

  Scott T. Behan has been a Director of the Company since February, 1999 and an Executive Vice President of Engineering of the Company since February, 2000. Prior to his present position with the Company, Mr. Behan served the Company as Executive Vice President of Sales and Marketing since February, 1999 and from 1994 to 1999, Mr. Behan served as the Company's Vice President of New Business Development. From 1987 to 1994, Mr. Behan has held a variety of engineering and sales and marketing positions within the Company. He also has served as a Director of Vsource, Inc., (NASDAQ: VSRC.OB), formerly Interactive Buyers Network, an Internet E-commerce service provider, since 1998. Mr. Behan holds a B.S. in Electrical Engineering from Worcester Polytechnical Institute.

  Richard W. Flatow has been a Director of the Company since December 1995 and has been the President of RWF Enterprises, a management consulting firm, since 1994. From 1993 to 1994, Mr. Flatow was President and Chief Executive Officer of Futurekids, Inc., a franchiser of computer training for children.
Previously, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co., a middle-market management consulting firm.


Committees of the Board

The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. Both Committees are composed of Messrs. Flatow, Derby and Starek, with Mr. Flatow serving as chairman of the Compensation Committee and Mr. Derby serving as chairman of the Audit Committee. No member of either committee is a former or current officer or employee of the Company.

The Compensation Committee reviews executive salaries and administers any bonus, incentive compensation and stock option plans of the Company, including the Company's Second Amended and Restated 1995 Stock Incentive Plan. In addition, the Compensation Committee consults with management of the Company regarding pension and other benefit plans, and compensation policies and practices of the Company.

The Audit Committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention.

The Company does not have a nominating committee. Nominations for the election of directors are made by the full Board of Directors.

Board and Committee Attendance

From April 1, 1999 through March 31, 2000, the end of the Company's fiscal year, the Board of Directors held nine meetings. Each director attended 75% or more of the total number of meetings of the Board of Directors, with the exception of Mr. Inbar who attended six of the nine meetings. Each director attended all committee meetings of which he was a member, during the period for which he had been a director. The Audit Committee held five meetings and the Compensation Committee held three meetings during the fiscal year.

Compensation of Directors

Directors who are also officers of the Company receive no additional compensation for their services as directors. Each of the nonemployee directors receives an annual retainer of $6,000 for serving on the Board and $500 for each Board or Committee meeting attended, plus out-of-pocket expenses. In addition, under the terms of the Company's Second Amended and Restated 1995 Stock Incentive Plan, each Nonemployee Director may receive discretionary awards of shares of Common Stock subject to the terms of the plan. Nonemployee Directors are not eligible to be considered for the grant of Incentive Stock Options. Under the terms of the Second Amended and Restated 1995 Stock Incentive Plan, no Nonemployee Director shall be granted Options in excess of 25,000 shares of Common Stock during any one calendar year.

                                Proposal No. 2

       APPROVAL OF SECOND AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

As of July 26, 2000, there were 56,779 shares of Common Stock that remained available under the existing Amended and Restated 1995 Stock Incentive Plan for the grant of stock options or for issuance pursuant to other stock-based incentives. In order to increase the aggregate number of shares available for stock options and other stock-based incentives, on July 26, 2000, the Board of Directors approved the Second Amended and Restated 1995 Stock Incentive Plan and is submitting such amended and restated plan (the "Amended Plan") to stockholders for their approval at the Annual Meeting. The following description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Exhibit A to this Proxy Statement. Any awards to be made to any specific employees under the Amended Plan have not yet been determined.

General

The purpose of the Amended Plan is to enable the Company to attract, retain and motivate its employees and consultants, as well as its directors who are not employees ("Nonemployee Directors") by providing for or increasing the proprietary interests of such employees, consultants or Nonemployee Directors in the Company. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the existing Amended and Restated 1995 Stock Incentive Plan is currently 1,500,000, subject to certain adjustments to prevent dilution. It is proposed that the maximum number of shares of Common Stock that may be issued pursuant to awards under the Amended Plan be increased by 500,000 shares to an aggregate of 2,000,000 shares of Common Stock, subject to certain adjustments to prevent dilution. This increase in the number of authorized shares is the only proposed change to the existing plan.

The Amended Plan is administered by a committee of the Board consisting of two or more directors (the "Committee"), each of whom is an "nonemployee director," as such term is defined in Rule 16b-3, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, if the Committee is not comprised of two or more "nonemployee directors" then all recommendations of the Committee relating to the Amended Plan shall be subject to the final approval of the Board. Unless otherwise determined by the Board, with respect to any award that is intended to qualify as "performance based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee shall consist of two or more "outside directors" (as such term is defined under Section 162(m) of the Code).

The members of the Committee are appointed by the Board and serve until their successors are appointed. Subject to the provisions of the Amended Plan, the Committee is authorized and empowered to administer the Amended Plan, including, without limitation:

 .    adopting, amending and rescinding rules and regulations relating to the
     Amended Plan;

 .    determining which persons are participants under the Amended Plan and which of such participants, if any, shall be granted awards under the Amended
     Plan;

 .    granting awards to participants and determining the terms and conditions thereof, including the number of shares of Common Stock issuable, and the exercise price of those awards, subject to certain limitations;

 .    determining whether and the extent to which adjustments are required; and

 .    interpreting and construing the Amended Plan and the terms, conditions and restrictions of any awards granted under the Plan.

Awards to Participants

The Committee is authorized under the Amended Plan to enter into any type of arrangement with a participant that is not inconsistent with the provisions of the Amended Plan and that, by its terms, involves or might involve the issuance of Common Stock or a Derivative Security (as such term is defined in Rule 16a-1 under the Exchange Act) with an exercise or conversion privilege at a price related to the Common Stock or with a value derived from the value of the Common Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award." Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

Awards may be issued, and Common Stock may be issued, pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award. In no event may the exercise price of any option to purchase Common Stock be less than the fair market value of a share of Common Stock on the date such option is granted. An Award granted under the Plan to a participant may include a provision conditioning or accelerating the receipt of benefits upon the occurrence of specified events, including a change in control of the Company, an acquisition of a specified percentage of the voting power of the Company, a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other certain events. An Award to a participant may permit the participant to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, and/or to pay all or part of such Participant's tax withholding obligation with respect to such issuance, by

 .    the delivery of cash;

 .    the delivery of other property deemed acceptable by the Committee;

 .    the delivery of previously owned shares of capital stock of the Company
     (including "pyramiding") or other property;

 .    a reduction in the amount of Common Stock or other property otherwise issuable pursuant to such Award; or

 .    the delivery of a promissory note.

Notwithstanding any other provision of the Amended Plan, no employee shall be granted Awards in excess of 150,000 shares of Common Stock, subject to adjustment, during any one calendar year and no Nonemployee Director shall be granted Awards in excess of 25,000 shares of Common Stock, subject to adjustment, during any one calendar year. A stock option granted to an employee (as distinguished from a Nonemployee Director or consultant) of the Company may be an Incentive Stock Option or a Nonqualified Option (as defined below).

Nonemployee Director Options

Under the Amended Plan, the determination of the terms and conditions of Awards granted to Nonemployee Directors is within the Committee's discretion, subject to the terms of the Amended Plan. The limit on the number of shares of Common Stock granted pursuant to Awards to any Nonemployee Director during any one calendar year is 25,000.

Plan Duration

The original 1995 Stock Incentive Plan became effective on November 3, 1995 and was amended and restated on June 24, 1998. The Amended Plan became effective upon its adoption by the Board of Directors on July 26, 2000, but no shares of Common Stock may be issued or sold under the Amended Plan until it has been approved by the Company's stockholders. Unless sooner terminated by the Board of Directors, the Amended Plan will terminate on November 1, 2005. After termination of the Amended Plan, no additional Awards may be granted thereunder. Although Common Stock may be issued on or after November 1, 2005 pursuant to the exercise of Awards granted prior to such date, no Common Stock shall be issued under the Amended Plan on or after October 31, 2015.

Amendment of the Plan

The Amended Plan provides that it may be amended or terminated by the Board at any time, except that no amendment or termination of the Amended Plan shall deprive the recipient of any Award that was previously granted to the recipient under the Amended Plan of his or her rights thereto without the recipient's consent. If any national securities exchange upon which any of the Company's securities are listed requires that any such amendment be approved by the Company's stockholders, then such amendment will not be effective until it has been approved by the Company's stockholders.

Federal Income Tax Treatment


The following is a brief description of the federal income tax treatment which will generally apply to Awards made under the Amended Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of Awards will depend on the recipient and the specific nature of the Award. No information is provided herein with respect to estate, state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an Award or the disposition of any acquired shares under those laws. Because the following is only a brief summary of the general federal income tax rules, recipients of Awards should not rely on this summary for individual tax advice, as each taxpayer's situation and the consequences of any particular Award will vary depending upon the specific facts and circumstances involved. Each participant in the Amended Plan is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Nonqualified Options

Stock options granted to persons who are not employees of the Company, including options granted to Nonemployee Directors and consultants of the Company, will be "Nonqualified Options." Stock options granted to persons who are employees of the Company may be Nonqualified Options or Incentive Stock Options (defined below). The grant of a Nonqualified Option is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "Special Rules for Awards Granted to Insiders," below. A subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sales price and the sum of the exercise price paid for such shares plus the ordinary income recognized with respect to such shares.

Incentive Stock Options

Pursuant to the Amended Plan, employees of the Company may be granted options that are intended to qualify as incentive stock options ("Incentive Stock Options") under the provisions of Section 422 of the Code. Generally, except as described below with respect to alternative minimum tax, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Stock Option. However, if the optionee sells the shares acquired upon the exercise of an Incentive Stock Option ("Option Shares") at any time within (a) one year after the date of transfer of the Option Shares to the optionee pursuant to the exercise of such Incentive Stock Option or (b) two years from the date of grant of such Incentive Stock Option (a "Disqualifying Disposition"), then;

     . the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the Option Shares on the date of exercise,

     . the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the Option Shares on the date of exercise, over the exercise price of such Incentive Stock Option,

     . the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such Incentive Stock Option over the sales price of the Option Shares, and

     . the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

If the optionee sells the Option Shares at any time after the optionee has held the Option Shares for at least (a) one year after the date of transfer of the Option Shares to the optionee pursuant to the exercise of the Incentive Stock Option and (b) two years from the date of grant of the Incentive Stock Option, then the optionee will recognize long-term capital gain or loss equal to the difference between the sales price and the exercise price of such Incentive Stock Option, and the Company will not be entitled to any deduction.

The amount by which the fair market value of Option Shares on the date of exercise exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individual's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

Special Rules for Awards Granted to Insiders

If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act (an "Insider"), the determination of the amount and the timing of income recognition in connection with an award under the Amended Plan, and the beginning of the holding period for any shares received, may be required to be deferred until the expiration of any period during which the Insider would be restricted from disposing of any stock received, unless the Insider makes a proper election under Section 83(b) of the Code (an "83(b) Election") within 30 days from the date of exercise.

Restricted Stock

Awards under the Amended Plan may also include stock sales, stock bonuses or other grants of stock that include provisions for the delayed vesting of the recipient's rights to the Common Stock. Unless the recipient makes an 83(b) Election as discussed above within 30 days after the receipt of the restricted Common Stock, the recipient generally will not be taxed on the receipt of shares of restricted Common Stock until the restrictions on such shares expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the Common Stock at that time over the purchase price. However, if the recipient makes an 83(b) Election within 30 days of the receipt of restricted Common Stock, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the Common Stock on the date of receipt (determined without regard to vesting restrictions) over the purchase price.

Miscellaneous Tax Issues

Awards may be granted under the Amended Plan that do not fall clearly into the categories described above. The federal income tax treatment of these Awards will depend upon the specific terms of such Awards. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with Awards made under the Amended Plan.

Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Amended Plan by delivering previously owned shares of Common Stock or reducing the number of shares of Common Stock otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a Disqualifying Disposition with respect to Option Shares.

A holder's tax basis in shares of Common Stock acquired pursuant to the Amended Plan generally will equal the amount paid for such shares of Common Stock plus any amount recognized as ordinary income with respect to such shares. Other than ordinary income recognized with respect to shares of Common Stock and included in basis, any subsequent gain or loss upon the disposition of such shares generally will be capital gain or loss. The rate at which any such gain will be taxed will, as a general matter, depend upon the holder's holding period in the shares.

The terms of the agreements pursuant to which specific Awards are made under the Amended Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a non-deductible 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payments.

The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an Award. In certain instances the Company may be denied a deduction for compensation (including amounts attributable to the ordinary income recognized with respect to options, restricted stock or other Awards) paid to certain corporate officers of the Company to the extent the compensation exceeds $1,000,000 (per person) annually. Nevertheless, the Amended Plan has been structured in order to enable the Company to issue Awards that are treated as "performance-based compensation" not subject to this $1,000,000 limit.

Section 16(B) of the Exchange Act

The acquisition and disposition of shares of Common Stock by Insiders pursuant to awards granted to them under the Amended Plan may be subject to the provisions of Section 16(b) of the Exchange Act, under which a purchase of shares of Common

Stock within six months before or after a sale of shares of Common Stock could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisition and disposition of shares. Rule 16b-3 provides an exemption from
Section 16(b) liability for certain transactions pursuant to employee benefit plans.

Board Recommendation

The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the Amended Plan in the form attached as Appendix A in order to attract, retain and motivate its employees, consultants and Nonemployee Directors. A majority of the votes cast at the Annual Meeting is necessary for the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN.

Executive Compensation

The following table sets forth certain information regarding the compensation paid by the Company to the Named Executive Officers who received salary and bonuses in excess of $100,000 during the fiscal year ended March 31, 2000, as well as the previous two fiscal years, for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                          Annual Compensation (1)
                                                   --------------------------------------

Name and Principal Position            FY          Salary(2)        Bonus        Other(3)
---------------------------            --          ---------       -------       --------
Kirk A. Waldron, President and         2000         $151,221       $    --        $3,781
Chief Executive Officer                1999          111,096            --            --
                                       1998          101,154        11,000         3,860


Scott T. Behan, Executive Vice         2000          130,547            --         3,264
President of Engineering               1999          108,862            --            --
                                       1998          102,800        10,500         4,083


Tiberiu Mazilu, Senior Technical       2000          121,308            --         3,033
Fellow (4)                             1999          127,189            --            --
                                       1998          136,607        13,000         5,753

(1) Other than salary, bonus and the other compensation described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.

(2)  Salary includes amounts deferred pursuant to the Company's 401(k) plan.

(3) The amounts shown represent Company contributions to the Company's 401(k) plan and profit sharing plans for the benefit of the Named Executive Officer.

(4) Dr. Mazilu resigned his position as a Director, effective February 23, 1999. Pursuant to his employment agreement dated February 23, 1999, Dr. Mazilu resigned his position as an Officer of the Company effective February 23, 2000 but continues to serve as an employee of the Company. Effective February 23, 2000, Dr. Mazilu became a Senior Technical Fellow of the Company. Dr. Mazilu's salary was adjusted effective February 23, 2000, pursuant to his employment contract, which specifies that he be paid $58,500 per annum ending February 23, 2001.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended March 31, 2000. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the following table sets forth the hypothetical gains that would exist for the options based on the assumption that the stock price were to appreciate annually by 5% and 10% respectively. The rates do not represent the Company's estimate or projection of future Common Stock prices and no assurance can be given that the share price will appreciate at the rates shown in the table.



                        Option Grants During Fiscal 2000

                                                                                                 Potential Realizable
                                                                                                  Value at Assumed
                                                                                                    Annual Rates
                              Number of            % of Total                                      of Stock Price
                             Securities          Options Granted    Exercise                        Appreciation
                             Underlying          to Employees in     Price      Expiration         for Option Term
                                                                                                   -----------------
Name                       Options Granted        Fiscal Year(1)   ($/Share)     Date(2)              5%            10%
----                       ---------------       --------------    ---------    ----------       ----------       ------
Kirk A. Waldron                100,000              37.3 %          1.219         4/06/09           $198,562     $316,177
Scott T. Behan                  50,000              18.7 %          1.219         4/06/09             99,281      158,089
Tiberiu Mazilu                       -                 -                -               -                  -            -


(1) Options to purchase an aggregate of 268,000 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ending March 31, 2000 with exercise prices ranging from $1.219 to $4.219 per share, in each case the fair market value of the Common Stock on the date of grant. All such options are subject to vesting over a four-year period, with 25% of the options exercisable on each successive anniversary of the date of grant.

(2) Options granted have a term of 5 or 10 years, subject to earlier termination in certain events related to termination of employment.

Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information with respect to the unexercised options to purchase Common Stock held by each of the Named Executive Officers as of March 31, 2000:

                         Fiscal Year-End Option Values
                         -----------------------------

                                                        Number of Securities              Value of Unexercised In-the
                       Shares                          Underlying Unexercised                Money Options/SARs
                      Acquired          Value         Options/SARs at FY end (#)             at FY end ($) (2)
                                                      -----------------------------     ----------------------------
                      on Exercise     Realized(1)      Exercisable    Unexercisable     Exercisable   Unexercisable
                      -----------     -----------     -------------   -------------     -----------   --------------
Kirk A. Waldron         12,500          $101,125         32,500 (3)    235,000 (4)        $14,138         $443,350
Scott T. Behan          20,000           152,425            --         110,000 (5)           --            277,925
Tiberiu Mazilu             --                --             --             --                --                --

(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.

(2) Fair market value of the Common Stock as of March 31, 2000 represents the closing trading price of the Common Stock on such date ($4.31 per share) minus the exercise price.

(3)  Represents options granted in April, 1997 and June, 1998.

(4) Represents options granted in April, 1997, June, 1998, February, 1999 and April, 1999.

(5)  Represents options granted in June, 1998, February, 1999, and April, 1999.

Employment Contracts and Change in Control Agreements

     The Company has entered into employment agreements with Jacob Inbar, Tiberiu Mazilu and Edwin McAvoy (collectively, the "Employees"). The Employees are eligible to participate in the Company's employee benefits plans and executive compensation programs for the duration of the contract period(s).

     In February, 1999, upon his resignation as the Company's President and Chief Executive Officer, the Company entered into an employment agreement with Jacob Inbar, effective through August, 2001. This agreement is a matter of separate inducement from his current position as Chairman of the Board, for the performance of such part-time duties, functions, responsibilities and authority as are consistent with that of a Chairman, working part-time, former senior executive and co-founder of the Company. The terms of the agreement are such that he receives an aggregate base salary ("Annual Base Salary") comprised of an annual salary ("Annual Salary") and an initial annual bonus ("Initial Annual Bonus"). The Annual Salary for the first year will be in the amount of $12,000. The Annual Salary for the second year and a half is to be negotiated between Mr. Inbar and the Chief Executive Officer, but will in no cases be less than the first year amount. The Initial Annual Bonus will be in the amount of $58,000 per year of the contract, including a pro rata amount of this annual rate for the last six months of the contract. The Initial Annual Bonus is payable in advance on a quarterly basis. In addition, Mr. Inbar received a $400 a month office stipend for the duration of the contract and the Company provided Mr. Inbar with an automobile comparable to the automobile provided to him at the time of the agreement, including all expenses related to the business use thereof (including insurance, gasoline and maintenance) through December 1, 1999. The agreement also provides that in the event Mr. Inbar's employment is terminated by the Company at any time during the duration of the employment agreement, for reasons of disability, good reason, without cause or by mutual agreement, Mr. Inbar will receive severance compensation in an amount equal to the Annual Base Salary payable in bi-weekly increments through August 23, 2001. In addition, all unvested stock options, restricted stock and other awards issued pursuant to the Stock Incentive Plan shall immediately vest and the Company shall continue to provide Mr. Inbar and his dependents with medical benefits for the duration of the employment contract.

     In February, 1999, upon his resignation as the Company's Vice President of Sales and Marketing and a Director, the Company entered into an employment agreement with Edwin J. McAvoy, effective through February 23, 2001. This agreement was made in the interest of retaining Mr. McAvoy in the position of Director of Programs of the Company. The terms of the agreement are such that he receives an annual base salary of $117,000 payable in accordance with the Company's normal payment practices. In addition, Mr. McAvoy was provided with an automobile comparable to the automobile provided to him at the time of the agreement, including all expenses related to the business use thereof (including insurance, gasoline and maintenance) through December 26, 1999. The agreement also provides that in the event Mr. McAvoy's employment is terminated by the Company within the first twelve months of the employment term, for reasons of disability, good reason, or without, Mr. McAvoy will receive severance compensation in an amount equal to the Annual Base Salary effective upon the date of Termination, pro-rated bi-weekly, through August 23, 2000. If Mr. McAvoy's employment is terminated by the Company within the second twelve months of the employment contract, Mr. McAvoy will receive severance compensation in an amount equal to the Annual Base Salary effective upon the date of Termination, pro-rated bi-weekly, for a period of six months from the date of Termination.
In addition, all theretofore unvested stock options, restricted stock and other awards issued pursuant to the Stock Incentive Plan shall immediately vest and the Company shall continue to provide Mr. McAvoy and his dependents with medical benefits for the duration of the employment contract.

     In February, 1999, upon his resignation as a Director, the Company entered into an employment agreement with Tiberiu Mazilu, effective through February 23, 2001. This agreement was made in the interest of retaining Dr. Mazilu in the position as an Executive and Vice President of Engineering of the Company for the first year of the contract, and as a consultant for the second year of the contract. In accordance with the terms of the agreement, Dr. Mazilu resigned as a director and an Officer of the Company as of February 23, 1999 and February 23, 2000, respectively, but continues to serve as a Senior Technical Fellow of the Company. The terms of the agreement are such that he receives an annual base salary of $117,000 for the first year of the contract, and $58,500 for the second year of the contract, both amounts payable in accordance with the Company's normal payment practices. In addition, Dr. Mazilu was provided with an automobile comparable to the automobile provided to him at the time of the agreement, including all expenses related to the business use thereof (including insurance, gasoline and maintenance) through November 11, 1999. The agreement also provides that if Dr. Mazilu's employment is terminated by the Company within the second twelve months of the employment contract, Dr. Mazilu will receive severance compensation in an amount equal to the Annual Base Salary effective upon the date of Termination, pro-rated bi-weekly, for a period of six months from the date of Termination. In addition, all theretofore unvested stock options, restricted stock and other awards issued pursuant to the 1995 Stock Incentive Plan shall immediately vest and the Company shall continue to provide Dr. Mazilu and his dependents with medical benefits for the duration of the employment contract.

     In August, 1998, in the interest of retaining Mr. Waldron's services, the Company entered into a Change in Control Agreement with Mr. Waldron. In the case where the Company is consolidated or merged with or into another corporation or corporations in which the stockholders of the Company immediately prior to the consolidation or merger do not retain a majority of the voting power of the surviving corporation or a sale of all or substantially all of the assets of the Company, and Mr. Waldron's employment is terminated within one year of the effective date of the Change in Control, he would be entitled to a severance payment equal to his annual base salary, at the rate in effect immediately prior to such Change in Control, payable in a single lump sum payment within ten days of the effective date of such Change in Control, or immediately upon termination. This agreement is binding upon all successors and assigns and is effective for as long as the Executive is an employee of the Company.

Legal Proceedings

  The Company may be subject, from time to time, to various legal proceedings relating to claims arising out of its operations in the ordinary course of its business. Two purported class action lawsuits were filed against the Company and certain of its current and former officers and directors. The first lawsuit, entitled Ronny Sussman v. AML Communications, Inc., et al., Case No.
                  -------------------------------------------------
CIV 179776, was filed on March 19, 1998 in the Superior Court for the State of California (Ventura County) (the "State Action"). The second lawsuit, entitled Ronny Sussman v. AML Communications, Inc., et al., Case No. 98-2010 CAS (Ex)
-------------------------------------------------
(C.D. Cal.), was filed on March 20, 1998 in the federal district court in Los Angeles, California (the "Federal Action"). While the Federal Action asserted claims under the federal securities laws and the State Action asserted claims under California's securities laws, the complaints were otherwise essentially identical, and alleged that during the purported class period of April 10, 1996 to March 25, 1997, defendants made overly optimistic estimates regarding the Company's anticipated financial performance for fiscal years 1997 and 1998, and overly optimistic statements regarding the Company's ability to develop and to sell new products for the PCS market, all allegedly in order to profit from insider trading at artificially inflated prices.

  In the Federal Action, in November, 1999, the parties reached a settlement in principle for $2.25 million, all of which was covered by the Company's insurers. On May 1, 2000, the lawsuit was dismissed pursuant to an order of the district court from which no appeal has been taken. The judgment is thus now final and non-appealable. Pursuant to the stipulation of settlement, the plaintiffs dismissed the State Action with prejudice in June, 2000.

  The Company currently is not party to any other legal proceedings, the adverse outcome of which, individually or in the aggregate, management believes would have a material adverse effect on the business, financial condition or results of operations of the Company

Indemnification

The General Corporation Law of the State of Delaware, the state of incorporation of the Company, and the Bylaws of the Company provide for indemnification of directors and officers. Section 145 of the Delaware General Corporation Law provides generally that a person sued as a director, officer, employee or agent of a corporation may be indemnified by the corporation for reasonable expenses, including attorneys' fees, if, in cases other than actions brought by or in the right of the corporation, he or she has acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation (and in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful). Section 145 provides that no indemnification for any claim or matter may be made, in the case of an action brought by or in the right of the corporation, if the person has been adjudged to be liable, unless the Court of Chancery or other court determines that indemnity is fair and reasonable despite the adjudication of liability. Indemnification is mandatory, in the case of a director, officer, employee or agent who has been successful on the merits, or otherwise, in defense of a suit against him or her. The determination of whether a director, officer, employee or agent should be indemnified must be made by a majority of disinterested directors, independent legal counsel or the stockholders.

Directors and officers of the Company are covered under policies of directors' and officers' liability insurance. The directors and officers are parties to Indemnity Agreements (the "Indemnity Agreements"). The Indemnity Agreements provide indemnification for the directors and officers in the event the directors' and officers' liability insurance does not cover a particular claim for indemnification or if such a claim or claims exceed the limits of such coverage. The Indemnity Agreements are generally intended to provide indemnification for any amounts a director or officer is legally obligated to pay because of claims arising out of the director's or officer's service to the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, certain officers of the Company and persons holding more than 10% of the Company's Common Stock to file reports concerning their ownership of Common Stock by dates established under the Exchange Act and also requires that the Company disclose in the Proxy Statement any non-compliance with those requirements during the fiscal year ended March 31, 2000. Based solely upon a review of reports delivered to the Company for fiscal year 2000, all Section 16(a) filing requirements were satisfied.

                        INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP acted as the independent public accountants for the Company during the fiscal year ended March 31, 2000. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Company has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001.

                             STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 2001 Annual Meeting of Stockholders of the Company must be received by April 4, 2001 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors of the Company will review any proposals from eligible stockholders which it receives by that date and, with the advice of counsel, will determine whether any such proposal will be included in its 2001 proxy solicitation materials under applicable proxy rules of the Securities and Exchange Commission (the "SEC").

                                 OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                                 ANNUAL REPORT

The Company's 2000 Annual Report to Stockholders is being mailed to stockholders together with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

                           FORM 10-KSB ANNUAL REPORT

The Company will provide to any stockholder, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, including financial statements, filed with the SEC, upon the request of such stockholder. Requests should be directed to AML Communications, Inc., Attention: Investor Relations, 1000 Avenida Acaso, Camarillo, California 93012.

                               By Order of the Board of Directors,

                               /s/ Scott T. Behan
                               Scott T. Behan
                               Secretary

Camarillo, California
August 1, 2000

                                                                      APPENDIX A


                       SECOND AMENDED AND RESTATED 1995
                 STOCK INCENTIVE PLAN AS AMENDED AND RESTATED
                                 JULY 26, 2000



SECTION 1. PURPOSE OF PLAN

     This Amended and Restated Stock Incentive Plan (this "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain directors, officers and other persons employed by AML Communications, Inc., a Delaware corporation (the "Company"), so that they may acquire or increase their proprietary interests in the success of the Company and to encourage them to remain in the Company's service.

SECTION 2. PERSONS ELIGIBLE UNDER PLAN

     Any person, including any director of the Company, who is an employee of or consultant to the Company or any of its subsidiaries (an "Employee") and any director of the Company who is not an Employee (a "Nonemployee Director") shall be eligible to be considered for the grant of options hereunder (each an "Option"); provided that only persons who are employees of the Company shall be eligible to be considered for the grant of "Incentive Stock Options" (as defined herein).

SECTION 3. OPTIONS

     (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Employee or a Nonemployee Director that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of
(i) shares of Common Stock, par value $.01 per share, of the Company ("Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an Option.

     (b) Common Shares may be issued pursuant to an Option for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Option.

     (c) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Option granted under this Plan, which terms and conditions may include, among other things:

          (i) a provision permitting the recipient of such Option, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Option, and/or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

               (A) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property,

               (B) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Option, or

                (C) the delivery of cash or a promissory note, the terms and conditions of which shall be determined by the Committee;

          (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Option, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

          (iii) any provisions required in order for such Option to qualify (A) as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code of 1986, as amended from (the "Code"), provided that the recipient of such Option is eligible under the Code to receive an Incentive Stock Option and/or (B) as performance based compensation described in Section 162(m) of the Code ("Performance-Based Compensation").

     (d) Notwithstanding any other provision of this Plan, no Employee shall be granted Options in excess of 150,000 shares of Common Stock and no Nonemployee Director shall be granted Options in excess of 25,000 shares of Common Stock during any one calendar year. The limitation set forth in this Section 3(d) shall be subject to adjustment as provided in Section 7 hereof, but only to the extent such adjustment would not affect the status of compensation attributable to Options hereunder as Performance-Based Compensation.

SECTION 4. STOCK SUBJECT TO PLAN

     (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 2,000,000, subject to adjustment as provided in Section 7 hereof.

     (b) The aggregate number of Common Shares issued and issuable pursuant to all Options (including Incentive Stock Options) granted under this Plan shall not exceed 2,000,000, subject to adjustment as provided in Section 7 hereof.

     (c) For purposes of Section 4(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to all Options granted under this Plan shall at any time be deemed to be equal to the sum of the following:

          (i) the number of Common Shares that were issued prior to such time pursuant to Options granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Options and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

          (ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Options granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Options or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

          (iii) the maximum number of Common Shares issuable at or after such time pursuant to Options granted under this Plan prior to such time.

     (d) The "Fair Market Value" of a Common Share or other security on any date (the "Determination Date") shall be equal to the closing price per Common Share or unit of such other security on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share or unit of such other security on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares or such other security were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares or such other security selected by the Board.

SECTION 5. DURATION OF PLAN

     Options shall not be granted under this Plan after November 1, 2005. Although Common Shares may be issued on or after November 1, 2005 pursuant to Options granted prior to such date, no Common Shares shall be issued under this Plan after October 31, 2015.

SECTION 6. ADMINISTRATION OF PLAN

     (a) This Plan shall be administered by a committee (the "Committee") of the Board consisting of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time); provided, however, that in the event the Committee is not comprised of two or more "non- employee directors," then (i) the Committee shall only be authorized and empowered to recommend to the Board all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the things listed in
Section 6, (ii) all recommendations of the Committee relating to this Plan shall be subject to final approval by the Board and (iii) all references herein to the Committee shall be deemed to refer to the Board; provided further, that unless otherwise determined by the Board, with respect to any Option that is intended to qualify as Performance-Based Compensation, the Plan shall be administered by a committee consisting of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code).

     (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

          (i) adopt, amend and rescind rules and regulations relating to this Plan;

          (ii) determine which persons are Employees and to which of such Employees, if any, Options shall be granted hereunder;

          (iii) grant Options to Employees and Nonemployee Directors (provided that Nonemployee Directors shall not be eligible to be considered for the grant of Incentive Stock Options) and determine the terms and conditions thereof, including (A) the number of Common Shares issuable pursuant thereto and (B) the exercise price for any Option, provided that the exercise price of any option to purchase Common Shares shall not be less than the Fair Market Value of a Common Share on the date such option is granted, except that (1) the Committee may specifically provide that the exercise price of any such option may be higher or lower in the case of an option granted at the time an Employee commences employment with the Company in assumption and substitution of options issued by another company that are forfeited or cancelled at the time the Employee commences employment with the Company, and (2) in the event an Employee is required to pay or forego the receipt of any cash amount in consideration of receipt of an option, the exercise price plus such cash amount shall equal or exceed 100% of the Fair Market Value of a Common Share on the date the option is granted;

          (iv) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof; and

          (v) interpret and construe this Plan and the terms and conditions of all Options granted hereunder.

SECTION 7. ADJUSTMENTS

     If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee may make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock and other Options thereafter granted under this Plan, and (c) to the extent permitted under Section 3(e) hereof, the maximum number of Common Shares for which options may be granted during any one calendar year; provided, however, that no adjustment shall be made under this Section 7 to the number of Common Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Common Shares with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided further that no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Options hereunder by causing such compensation to be other than Performance-Based Compensation.

SECTION 8. AMENDMENT AND TERMINATION OF PLAN

     The Board may amend or terminate this Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

SECTION 9. EFFECTIVE DATE OF PLAN

     The Stock Incentive Plan became effective on November 3, 1995. The amendments to the Stock Incentive Plan reflected in this Amended and Restated Stock Incentive Plan shall be effective as of June 24, 1998, the date upon which it was approved by the Board; provided, however, that no Options may be granted nor may Common Shares be issued under this Amended and Restated Stock Incentive Plan until it has been approved, directly or indirectly, by (a) the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware or (b) the written consent of the holders of a majority of the securities of the Company entitled to vote.

AML COMMUNICATIONS, INC.
1000 Avenida Acaso
Camarillo, CA  93012

PROXY FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 14, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AML COMMUNICATIONS, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2000 Annual Meeting of Stockholders, revoking all prior proxies, hereby appoints Jacob Inbar and Scott
T. Behan, and each of them, as Proxies, each with the power to appoint and substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of AML Communications, Inc. (the "Company") held of record by the undersigned on July 31, 2000 at the 2000 Annual Meeting of Stockholders to be held on September 14, 2000 any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) FOR DIRECTOR LISTED AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2000 ANNUAL MEETING OF STOCKHOLDERS.

(Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) FOR CLASS 2 DIRECTOR LISTED BELOW AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 3.


1.  Election of 2 Class 2 Directors:                         Kirk A. Waldron
                                                             David A. Derby

FOR the Nominees listed above                                [_]


WITHHOLD AUTHORITY to vote for the Nominees listed above     [_]

____________________________________________________________


2. Approval of the Company's Second Amended and Restated 1995 Stock Incentive Plan reflecting an amendment to the Company's 1995 Amended and Restated Stock Incentive Plan to increase the number of shares subject thereto from 1,500,000 to 2,000,000.


FOR                                                          [_]


AGAINST                                                      [_]


ABSTAIN                                                      [_]
____________________________________________________________


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the 2000 Annual Meeting of Stockholders and any and all postponements or adjournments thereof.


Do you plan to attend the meeting:  Yes    No

Dated:

Signature of Stockholder:

Signature of Joint Stockholder if held jointly:

Title:


Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.